UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         June 15, 2016

TELKONET, INC.

(Exact name of registrant as specified in its charter)

Utah	000-31972	87-0627421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

20800 Swenson Drive, Suite 175, Waukesha, Wisconsin 53186

(Address of principal executive offices)                                   (Zip Code)

Registrant’s telephone number, including area code                   (414) 223-9473

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 15, 2016, Telkonet, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Laurel Hill Advisory Group, LLC (“Laurel Hill”), an independent corporate advisory firm, to solicit proxies on behalf of the Company in connection with the Company’s annual meeting of shareholders, which is to be held on June 27, 2016.

Pursuant to the Letter Agreement, Laurel Hill will assist the Company with an efficient solicitation process to best maximize shareholder response in connection with the Company’s annual meeting of shareholders.

For shareholder inquiries, please contact Laurel Hill directly at (888) 742-1305.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELKONET, INC.

Date: June 17, 2016	By:	/s/ Jason L. Tienor
Jason L. Tienor President and Chief Executive Officer

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